EXHIBIT 10.1











                            HARCOURT GENERAL, INC.

                          DEFERRED COMPENSATION PLAN

                          FOR NON-EMPLOYEE DIRECTORS






                        Effective as of March 13, 1998






































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                            HARCOURT GENERAL, INC.
                          DEFERRED COMPENSATION PLAN
                          FOR NON-EMPLOYEE DIRECTORS

                               Table of Contents


ARTICLE                                                                   PAGE

ARTICLE 1 Introduction  . . . . . . . . . . . . . . . . . . . . . . . . .  -1-
      1.1.  Amendment and restatement . . . . . . . . . . . . . . . . . .  -1-
      1.2.  Status of Plan  . . . . . . . . . . . . . . . . . . . . . . .  -1-

ARTICLE 2Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . .  -2-
      2.1.  "Account" . . . . . . . . . . . . . . . . . . . . . . . . . .  -2-
      2.2.  "Board" . . . . . . . . . . . . . . . . . . . . . . . . . . .  -2-
      2.3.  "Committee" . . . . . . . . . . . . . . . . . . . . . . . . .  -2-
      2.4.  "Common Stock"  . . . . . . . . . . . . . . . . . . . . . . .  -2-
      2.5.  "Company" . . . . . . . . . . . . . . . . . . . . . . . . . .  -2-
      2.6.  "Compensation"  . . . . . . . . . . . . . . . . . . . . . . .  -2-
      2.7.  "Effective Date"  . . . . . . . . . . . . . . . . . . . . . .  -2-
      2.8.  "Market Price"  . . . . . . . . . . . . . . . . . . . . . . .  -2-
      2.9.  "Non-Employee Director" . . . . . . . . . . . . . . . . . . .  -3-
      2.10. "Participant" . . . . . . . . . . . . . . . . . . . . . . . .  -3-
      2.11. "Plan"  . . . . . . . . . . . . . . . . . . . . . . . . . . .  -3-
      2.12. "Plan Year" . . . . . . . . . . . . . . . . . . . . . . . . .  -3-
      2.13. "Prior Plan"  . . . . . . . . . . . . . . . . . . . . . . . .  -3-
      2.14. "Replacement Value" . . . . . . . . . . . . . . . . . . . . .  -3-
      2.15. "Three-Month Period of Service" . . . . . . . . . . . . . . .  -3-
      2.16. "Unforeseen Emergency"  . . . . . . . . . . . . . . . . . . .  -3-

ARTICLE 3Participation  . . . . . . . . . . . . . . . . . . . . . . . . .  -4-
      3.1.  Commencement of participation . . . . . . . . . . . . . . . .  -4-
      3.2.  Continuation of participation . . . . . . . . . . . . . . . .  -4-

ARTICLE 4Elective Deferrals . . . . . . . . . . . . . . . . . . . . . . .  -4-
      4.1.  Elective deferrals. . . . . . . . . . . . . . . . . . . . . .  -4-
      4.2.  Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . .  -5-
























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      4.3.  Investment equivalent alternatives  . . . . . . . . . . . . .  -5-
      4.4.  Time of payment.  . . . . . . . . . . . . . . . . . . . . . .  -7-
      4.5.  Form of payment . . . . . . . . . . . . . . . . . . . . . . .  -7-
      4.6.  Death prior to payment  . . . . . . . . . . . . . . . . . . .  -8-

ARTICLE 5Discontinuation of Retirement Income Benefits; Non-Elective
      Deferrals . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -8-
      5.1.  Termination of retirement income benefits . . . . . . . . . .  -8-
      5.2.  Crediting of Replacement Values.  . . . . . . . . . . . . . .  -9-
      5.3.  Use of Accounts for Non-Elective Deferrals. . . . . . . . . .  -9-
      5.4.  Crediting of Common Stock equivalent units. . . . . . . . . . -10-
      5.5.  Modification of form or time of payment.  . . . . . . . . . . -10-

ARTICLE 6Administration . . . . . . . . . . . . . . . . . . . . . . . . . -11-
      6.1.  Plan administration and interpretation  . . . . . . . . . . . -11-
      6.2.  Powers, duties, procedures, etc.  . . . . . . . . . . . . . . -11-
      6.3.  Information . . . . . . . . . . . . . . . . . . . . . . . . . -11-

ARTICLE 7Amendment and Termination  . . . . . . . . . . . . . . . . . . . -12-
      7.1.  Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . -12-
      7.2.  Termination of Plan . . . . . . . . . . . . . . . . . . . . . -12-
      7.3.  Existing rights.  . . . . . . . . . . . . . . . . . . . . . . -12-

ARTICLE 8Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . -13-
      8.1.  No funding  . . . . . . . . . . . . . . . . . . . . . . . . . -13-
      8.2.  Grantor trust . . . . . . . . . . . . . . . . . . . . . . . . -13-
      8.3.  Nonassignability  . . . . . . . . . . . . . . . . . . . . . . -13-
      8.4.  Limitation of Participants' rights  . . . . . . . . . . . . . -14-
      8.5.  Participants bound  . . . . . . . . . . . . . . . . . . . . . -14-
      8.6.  Receipt and release . . . . . . . . . . . . . . . . . . . . . -14-
      8.7.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . -14-
      8.8.  Unforeseen Emergency  . . . . . . . . . . . . . . . . . . . . -14-
      8.9.  Governing law . . . . . . . . . . . . . . . . . . . . . . . . -15-
      8.10. Headings and subheadings  . . . . . . . . . . . . . . . . . . -15-




























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                            HARCOURT GENERAL, INC.
                          DEFERRED COMPENSATION PLAN
                          FOR NON-EMPLOYEE DIRECTORS
                                   ARTICLE 1
                                 Introduction

      1.1.  Amendment and restatement.  The Company originally adopted the

General Cinema Corporation Deferred Compensation Plan for Non-Employee

Directors, effective April 20, 1990, to provide a means by which members of the Board who are not employees of the Company may elect to defer receipt of designated amounts of Compensation earned in that capacity.  The Company amended and restated that Plan to make certain clarifications, to provide an additional benefit in the form of retirement income to Non-Employee Directors who satisfied the requirements for such benefits as set forth therein and,

coincident with the change in the name of the Company, to rename such Plan the

"Harcourt General, Inc. Deferred Compensation and Retirement Income Plan for

Non-Employee Directors," effective as of January 1, 1993, except that the amendment and restatement of Article 4 was made effective as of May 1, 1991.

The Company hereby further amends and restates such amended and restated Plan,

effective as of March 13, 1998, to terminate the provisions of Article 5 thereof, to provide for non-elective deferred compensation as set forth in new

Article 5, and to rename such Plan the "Harcourt General, Inc. Deferred

Compensation Plan for Non-Employee Directors."

      1.2.  Status of Plan.  The Plan is intended neither to be a qualified plan within the meaning of & 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), nor to constitute a "pension benefit plan" or a "welfare benefit plan" subject to the















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requirements of the Employee Retirement Income Security Act of 1974.  The Plan

shall be administered and interpreted to the extent possible in a manner consistent with that intent.

                                   ARTICLE 2

                                  Definitions

      Whenever used herein, the following terms have the meanings set forth below,  unless a different meaning is clearly required by the context:

      2.1.  "Account" means, for each Participant, the account maintained for his or her benefit under Section 4.2, 5.3 or 5.4.

      2.2.  "Board" means the Board of Directors of the Company.

      2.3.  "Committee" means the Compensation Committee of the Board.

      2.4.  "Common Stock" means the Common Stock, $1.00 par value, of the

Company.

      2.5.  "Company" means Harcourt General, Inc., formerly General Cinema

Corporation, a Delaware corporation, and any successor to all or substantially all of the Company's assets or business which assumes the obligations of the

Company.

      2.6.  "Compensation" means the amount of retainer payable for service on the Board, plus any fees payable for attendance at or participation in a meeting, for service as Chair or Vice Chair of the Board, or for service on or as a chair of any committee of the Board, determined without reduction for any elective deferrals under Article 4.  Notwithstanding the foregoing,

Compensation does not include the Replacement Value of a Participant's retirement income benefits or any Common Stock equivalent units credited pursuant to Section 5.4, which amounts are not subject to the elective deferral provisions of Section 4.1.

      2.7.  "Effective Date" means March 13, 1998.









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      2.8.  "Market Price" means, as of any date, the mean of the highest and lowest sales prices of the Common Stock on such date (or, if no trading shall have occurred on such date, on the next previous date on which trading shall have occurred), as reported on the New York Stock Exchange Composite Tape.

      2.9.  "Non-Employee Director" means a member of the Board who is not an officer or employee of the Company or any of its subsidiaries.

      2.10.  "Participant" means any Non-Employee Director who participates in the Plan as set forth in Article 3.

      2.11.  "Plan" means the Harcourt General, Inc. Deferred Compensation

Plan for Non-Employee Directors as set forth herein and all subsequent amendments hereto.

      2.12.  "Plan Year" means the calendar year.

      2.13.  "Prior Plan" means the Harcourt General, Inc. Deferred

Compensation and Retirement Income Plan for Non-Employee Directors referred to in Section 1.1.

      2.14.  "Replacement Value", as it relates to the retirement income benefits of a Participant, means the number of Common Stock equivalent units calculated in accordance with the provisions of Section 5.2.

      2.15.  "Three-Month Period of Service" means a 3-month period of service as a Non-Employee Director, including periods of service before the Effective

Date of the Plan.

      2.16.  "Unforeseen Emergency" means a severe financial hardship to a

Participant resulting from illness or accident of the Participant or of a dependent (as defined in & 152(a) of the Code) of the Participant, loss of property due to casualty, or other











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similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.



























































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                                   ARTICLE 3

                                 Participation

      3.1.  Commencement of participation.  Each Non-Employee Director who was a Participant in the Prior Plan shall be a Participant in this Plan, and each person who becomes a Non-Employee Director after the Effective Date shall become a Participant in this Plan upon the day on which he or she becomes a

Non-Employee Director.

      3.2.  Continuation of participation.  An individual who has become a

Participant in the Plan shall continue to be a Participant so long as he or she remains a Non-Employee Director, and so long thereafter as any amount is payable to him or her in accordance with Article 4

or 5.

                                   ARTICLE 4

                              Elective Deferrals

      4.1.  Elective deferrals.  An individual who is a Non-Employee Director on any November 1 may elect to defer all or a specified portion of his or her

Compensation for services to be performed on or after that date by filing a written election with the Committee before such November 1.  An individual who has been nominated or elected to serve as a Non-Employee Director, and who was not a Non-Employee Director immediately prior to such nomination or election,

may elect before or within thirty (30) days after becoming a Non-Employee

Director to defer all or a specified portion of his or her Compensation for services to be performed after such deferral election.

      Each deferral election under this Section 4.1 shall be made on a form approved or prescribed by the Committee and shall also specify the time and form of distribution of











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[PAGE]

the amounts deferred and the investment equivalent alternative described in

Section 4.3 to be applied to such amounts.  An election to defer Compensation and to specify the time and form of distribution may be revoked or modified,

effective for amounts earned on and after any November 1, by an election filed before that November 1, but may not otherwise be revoked or modified except as provided in Section 8.8 in the event of an Unforeseen Emergency.

      4.2.  Accounts.  The Committee shall maintain a bookkeeping account (the

"Account") for each Participant reflecting elective deferrals made for the

Participant's benefit under Section 4.1, or under the Prior Plan or under the

General Cinema Corporation Deferred Compensation Plan for Non-Employee

Directors referred to in Section 1.1, and the value of such elective deferrals determined in accordance with Section 4.3, together with any adjustments hereunder.  Elective deferrals shall be credited to the Account as of the day such amounts become payable to the Participant.  As of each February 15th, the

Committee shall provide the Participant with a statement of his or her Account as of the end of the preceding Plan Year.

      4.3.  Investment equivalent alternatives.  When a Participant elects to make elective deferrals in accordance with Section 4.1, he or she shall also elect whether the value of such elective deferrals shall be determined under the cash-based option or the stock-based option described below.























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      (a)  Cash-based option:

            Under the cash-based option, elective deferrals shall accrue interest, to be compounded at the end of each fiscal quarter of the Company, at a rate equal to the average of the top rates paid by major New York banks on primary new issues of three-month negotiable certificates of deposit (usually on amounts of

      $1,000,000 or more) as quoted in the Wall Street Journal on the last business day of the fiscal quarter.

      (b)  Stock-based option:

            Under the stock-based option, elective deferrals will be

      converted hypothetically into Common Stock  equivalent units.  The number of such units shall be determined by dividing the amount of elective deferrals in each fiscal quarter by the average of the

      Market Prices of the Common Stock during the last five (5) trading days of such fiscal quarter.  Units will be calculated to the nearest thousandth.  On each dividend payment date, if any, for the Common Stock, dividend equivalents in the form of additional units representing Common Stock will be credited to the

      Participant's Account equal to (i) the per-share cash dividend divided by the Market Price of Common Stock on the dividend payment date, multiplied by (ii) the number of such units

      reflected in such Account on the day before the dividend payment date.

            At the end of the period of deferral elected by the

      Participant, the Common Stock equivalent units will be valued for payment by multiplying the applicable number of units by the average of the Market Prices of the









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[PAGE]

      Common Stock during the last ten (10) trading days before the date on which the value of the elective deferrals is to be paid or begin to be paid.

            If the outstanding shares of Common Stock are increased,

      decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities through merger,

      consolidation, sale of all or substantially all the property of the Company, reorganization,  recapitalization, reclassification,

      stock dividend, stock split, reverse stock split or other

      distribution with respect to such shares of Common Stock or other securities, appropriate adjustments will be made by the Company in the number of Common Stock equivalent units credited to a

      Participant's Account.

            4.4.  Time of payment.  When a Participant elects to make elective deferrals in accordance with Section 4.1, the Participant shall also elect whether the value of the elective deferrals shall be paid, or begin to be paid, (a) at a specified date at least twenty-four months in the future (which date shall be the last day of a fiscal quarter) or (b) upon termination of his or her service as a member of the Board.  If alternative (a) under this

Section 4.4 is elected, payment will be made or will commence on the date specified.  If alternative (b) under this Section 4.4 is elected, payment will be made or will commence at the end of the fiscal quarter in which the

Participant's service as a member of the Board terminates.  The foregoing election shall be made on a form approved or prescribed by the Committee.











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      Payment of a Participant's Account shall be made in accordance with the

Participant's elections under this Section 4.4 and Section 4.5.  Each

Participant's Account shall be reduced by the amount of any payment made to or on behalf of the Participant (including interest paid with respect to such payment) as of the date such payment is made.

      4.5.  Form of payment.  When a Participant elects to make elective deferrals in accordance with Section 4.1, the Participant shall also elect whether the value of such elective deferrals shall be paid in (a) a lump sum,

or (b) a specified number of annual installments (not to exceed 10).  Each installment (other than the first) shall accrue interest from the date of the first installment to the date on which such installment is paid, compounded quarterly at a rate equal to the average of the top rates paid by major New

York banks on primary new issues of three-month negotiable certificates of deposit (usually on amounts of $1,000,000 or more) as quoted in the Wall

Street Journal on the last business day of the fiscal quarter.  The foregoing election shall be made on a form approved or prescribed by the Committee.

      4.6.  Death prior to payment.  In the event that a Participant dies prior to complete distribution of his or her Account, the balance of his or her Account shall be paid in a single lump sum to the beneficiary or beneficiaries designated by the Participant.  If no such beneficiary has been designated or if no designated beneficiary survives the Participant, the balance of such Account shall be paid to the Participant's estate.  Payment of such amount shall be made within sixty (60) days from the date of receipt by the office of the Secretary of the Company of notice of the Participant's death.  Such designation or designations of beneficiary must be in writing,

dated and signed by the Participant, and no such designation shall require

Company consent.  No beneficiary designation shall be deemed effective unless the same







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is on file in the office of the Secretary of the Company prior to the death of the Participant.  The Company may rely in all cases on the genuineness,

accuracy and date of any such beneficiary designation and shall be fully protected in making payment in accordance therewith.  Any beneficiary designation filed in the office of the Secretary of the Company prior to the death of the Participant shall be deemed to have revoked all earlier designations, and no beneficiary designation filed after the date of a

Participant's death shall be deemed effective.

                                   ARTICLE 5

     Discontinuation of Retirement Income Benefits; Non-Elective Deferrals

      5.1.  Termination of retirement income benefits. As of the Effective

Date, the provisions of Article 5 of the Prior Plan shall be terminated,

provided that any former Non-Employee Director who was a Participant in the

Prior Plan, and who on the Effective Date is receiving retirement income benefits pursuant to Article 5 thereof, shall continue to receive such benefits in accordance with said Article 5, and the provisions of this Article

5 shall not apply to such former Non-Employee Director.

      5.2.  Crediting of Replacement Values.  The Replacement Value of the

retirement benefits accrued through the Effective Date for the benefit of each

Participant in the Prior Plan, whether vested or unvested, shall be credited to the Account of such Participant in the manner provided in this Article 5.

For this purpose, the Replacement Value of each Non-Employee Director's accrued retirement benefits shall take the form of a number of Common Stock equivalent units equal to the product of (a) the number of Three-Month Periods of Service completed by such Non-Employee Director prior to the Effective Date and (b) 50.












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      5.3.  Use of Accounts for Non-Elective Deferrals.  Each Participant's

Account shall be credited with the Replacement Value of his or her accrued retirement income benefits, calculated as provided in Section 5.2, the value of which shall be determined under the stock-based option described in Section

4.3(b).  For this purpose, for each Participant in the Prior Plan who has not elected to defer Compensation pursuant to Section 4.1 thereof, an Account

shall be established.   The Replacement Value for each Participant shall

remain in the Participant's Account, and the value thereof shall be determined under the stock-based option, until termination of the Participant's service as a member of the Board.  Payment of any amount credited to each

Participant's Account pursuant to Section 5.2 or Section 5.4 will be made or will commence at the end of the fiscal quarter in which the Participant's service as a member of the Board terminates.  At the Participant's election,

made within 120 days of the Effective Date, on a form approved or prescribed by the Committee, such amount shall be paid in a lump sum or in annual installments (not to exceed 10), and, if the latter, installments (other than the first) shall accrue interest as described in Section 4.5.

      5.4  Crediting of Common Stock equivalent units.  It is contemplated that Board compensation after the Effective Date may, in the Board's sole discretion, include credits to the Accounts of Participants consisting of

Common Stock equivalent units, and that the value thereof shall be determined under the stock-based option described in Section 4.3(b).  For this purpose,

for each Participant who has not elected to defer Compensation pursuant to

Section 4.1 and who was not a Participant in the Prior Plan, an Account shall be established.  Any amounts so credited shall remain in each Participant's

Account until termination of his or her service as a member of the Board,













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and payment from such Account shall be made in the time and manner prescribed by Section 5.3.  In the event that a Participant dies prior to the complete distribution of the amounts credited to his or her Account pursuant to this

Article 5, the balance of such amounts shall be paid in the manner prescribed and to the persons specified in Section 4.6.

      5.5  Modification of form or time of payment.  Each election under

Section 5.3 as to form of payment may be modified, effective for any amounts credited under Section 5.4 for service on or after any November 1, by an election filed before that November 1.  Moreover, a majority of the disinterested members of the Committee may, at their discretion, at the request or with the consent of a Participant, change the form (or, in the case of elective deferrals, the time) of payment elected by such Participant with respect to amounts previously credited to his or her Account pursuant to

Article 4 or this Article 5, provided that (a) the revised form of payment be one of the forms permitted by Sections 4.5 and 5.3, and (b) no such change shall be effective unless made at least 24 months prior to the date such amounts would otherwise have been paid.































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                                   ARTICLE 6

                                Administration

      6.1.  Plan administration and interpretation.  The Plan shall be administered by the Committee which may appoint persons to assist in the administration of the Plan.  The Committee shall have complete control and authority to determine the rights and benefits and all claims, demands and actions arising out of the provisions of the Plan of any Participant or other person having or claiming to have any interest under the Plan.  The Committee shall have the exclusive power to interpret the Plan and to decide all matters under the Plan.  Such interpretation and decision shall be final, conclusive and binding on all Participants and any person claiming under or through any

Participant, in the absence of clear and convincing evidence that the

Committee acted arbitrarily and capriciously.  Any individual serving on the

Committee who is a Participant will not vote or act on any matter relating solely to himself or herself.  When making a determination or calculation, the

Committee shall be entitled to rely on information furnished by a Participant or the Company.

      6.2.  Powers, duties, procedures, etc.  The Committee shall have such powers and duties, may adopt such rules and tables, may act in accordance with such procedures, may appoint such officers or agents, and may delegate such powers and duties as it deems necessary or advisable for the administration of the Plan.

      6.3.  Information.  To enable the Committee to perform its functions,

the Company shall supply full and timely information to the Committee on all matters relating to the service of Participants as members of the Board and such other pertinent facts as the Committee may require.













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                                   ARTICLE 7

                           Amendment and Termination

      7.1.  Amendments.  The Board shall have the right to amend the Plan from time to time, subject to Section 7.3, by an instrument in writing approved by the Board and executed on the Company's behalf by a duly authorized officer.

      7.2.  Termination of Plan.  The Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant or a consideration for, or an inducement or condition of, the performance of services by any Participant as a member of the Board.  The Board reserves the right to terminate the Plan at any time, subject to Section 7.3, by an instrument in writing approved by the

Board and executed on the Company's behalf by a duly authorized officer.  Upon termination of the Plan, no further benefits shall accrue on behalf of any individual then a Participant, nor shall any individual not a Participant as of the date of termination be eligible to become a Participant thereafter.

      7.3.  Existing rights.  No amendment or termination of the Plan shall reduce:

            (a)  any benefits payable to (or in respect of) a

      Participant who has ceased to be a member of the Board, or

            (b)  any benefits to which a current Board member would have been entitled, currently or in the future, in the event his or her service as a Board member had terminated on the date of such amendment or termination.



















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                                   ARTICLE 8

                                 Miscellaneous

      8.1.  No funding.  Nothing in the Plan will be construed to create a trust or to obligate the Company or any other person to segregate a fund,

purchase an insurance contract, or in any other way currently to fund the future payment of any benefits hereunder, nor will anything herein be construed to give any Participant or any other person rights to any specific assets of the Company or of any other person.  The Plan constitutes a mere promise by the Company to make benefit payments in the future, and is intended to be unfunded for tax purposes.  Any benefits which become payable hereunder shall be paid from the general assets of the Company, and the rights of any

Participant or of his or her estate or beneficiary shall be those of an unsecured general creditor.

      8.2.  Grantor trust.  The Company in its sole discretion may establish a trust (a "grantor trust") of which it is treated as the owner under Subpart E of Subchapter J, Chapter 1 of the Code to provide for the payment of benefits hereunder, subject to the claims of the Company's general creditors in the event of insolvency, and subject to such other terms and conditions as the

Company may deem necessary or advisable to ensure that benefits are not includable, by reason of the trust, in the income of trust beneficiaries prior to their actual distribution.

      8.3.  Nonassignability.  None of the benefits, payments, proceeds or claims of any Participant shall be subject to any claim of any creditor and,

in particular, the same shall not be subject to attachment or garnishment or other legal process by any creditor of the Participant or  his or her beneficiary, nor shall any Participant or











[PAGE]

beneficiary have any right to alienate, anticipate, commute, pledge, sell,

transfer, encumber or assign any of the benefits or payments or proceeds which he or she may expect to receive, contingently or otherwise, under the Plan.

      8.4.  Limitation of Participants' rights.  Participation in the Plan shall not give any Participant the right to be retained as a member of the

Board or any right or interest in the Plan other than as herein provided.

      8.5.  Participants bound.  Any action with respect to the Plan taken by the Committee, the Board or the Company or any action authorized by or taken at the direction of the Committee, the Board or the Company shall be conclusive upon all Participants entitled to benefits under the Plan.

      8.6.  Receipt and release.  Any payment to any Participant in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Company, the Board and the Committee under the Plan, and the Committee may require such Participant, as a condition precedent to such payment, to execute a receipt and release to such effect.

If any Participant is determined by the Committee to be incompetent by reason of physical or mental disability to give a valid receipt and release, the

Committee may cause the payment or payments becoming due to such person to be made to another person for his or her benefit without responsibility on the part of the Committee, the Board or the Company to follow the application of such funds.

      8.7.  Notices.  All notices and elections to be delivered to the

Committee, the Board or the Company hereunder shall be delivered to the attention of the Secretary of the Company.















[PAGE]

      8.8.  Unforeseen Emergency.  A Participant who has an Unforeseen

Emergency may, with the consent of a majority of the disinterested members of the Committee, receive a distribution of that portion of his or her Account which the Committee determines is necessary to satisfy the emergency need,

including any amounts necessary to pay any federal, state or local income taxes reasonably anticipated to result from the distribution, but only to the extent such need is not covered by insurance and cannot reasonably be relieved by the liquidation of the Participant's assets (to the extent that such liquidation would not in itself cause a severe financial hardship) or by cessation of elective deferrals under the Plan.  A Participant who has an

Unforeseen Emergency may also cease or reduce future deferrals under the Plan with the consent of a majority of the disinterested members of the Committee.

A Participant requesting a distribution, or a cessation or reduction of future deferrals, on account of an Unforeseen Emergency shall apply in writing in a letter submitted to the Committee and shall provide such information as the

Committee may require.

      8.9.  Governing law.  The Plan shall be construed, administered, and governed in all respects under and by the laws of the Commonwealth of

Massachusetts.  If any provision shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

      8.10.  Headings and subheadings.  Headings and subheadings in the Plan are inserted for convenience only and are not to be considered in the construction of the provisions hereof.















[PAGE]


      IN WITNESS WHEREOF, Harcourt General, Inc. has caused this Plan to be executed by its duly authorized officer this 13th day of March, 1998.

                                    HARCOURT GENERAL, INC.



                                    By: /S/ Eric P. Geller
                                        Eric P. Geller, Senior Vice President,
                                          General Counsel and Secretary


















































